UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2003

BELLACASA PRODUCTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49707	58-2412118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

914E Lake Destiny Road, Altamonte Springs, Florida	32714

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 230-0616

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

            On November 15, 2004, Bellacasa Productions, Inc. (the "Company" or "Bellacasa") entered into an agreement to acquire all of the authorized issued and outstanding stock of Aquamer, Inc. ("Aquamer"), a development stage medical technology corporation organized under the laws of Delaware, in exchange for 28,185,648 shares of the Company's common stock which upon issuance will constitute approximately 77.4% of the Company's issued and outstanding common stock.

            The transaction is being structured as a reverse takeover, which means that the former shareholders of Aquamer shall obtain voting control over Bellacasa upon issuance of the 28,185,648 shares of Bellacasa common stock. Bellacasa has 8,212,167 shares of common stock issued and outstanding at the present time.

            The closing date has not yet been set and is subject to agreement on all material schedules to the Stock Purchase Agreement. Additionally, it is a condition precedent to the closing that the Company is furnished with audited financial statements and unaudited interim financial statements of both the Company and Aquamer and that the Company's quarterly and annual reports through the quarter ended September 30, 2004 have been filed with the SEC.

            There is no assurance that the acquisition will be consummated and even if it is consummated, that it will be on the terms provided in the Stock Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets

            On May 28, 2004, Bellacasa and Frank LaLoggia entered into an agreement whereby Bellacasa would transfer all of its interests in the screenplays "The Giant" and "Hands" to Frank LaLoggia in exchange for Mr. LaLoggia's waiving all claims to accrued but unpaid salaries and all shareholder advances made by Mr. LaLoggia to Bellacasa. As of the date of the agreement, Mr. LaLoggia was owed approximately $169,000 for accrued salaries, and $144,000 for advances made by him to the Company. Mr. LaLoggia resigned as President of Bellacasa on July 17, 2002. At the date of the agreement, he owned more than 50% of the outstanding stock of Bellacasa. The transfer of the ownership of the screenplays took effect on May 28, 2004.

Item 3.02 Unregistered Sales of Equity Securities

            On August 25, 2004, the Board of Directors approved the issuance of 130,000 shares of common stock. The shares were issued as compensation for services rendered by Richard Gagne, the Company's President and member of the Board of Directors (80,000 shares) and Katherine Helmond, a member of the Board of Directors (50,000 shares). The Company relied upon Section 4(2) of the Securities Act of 1933, as amended, for an exemption from registration of these securities.

Item 4.01 Changes in Registrant's Certifying Accountant

            1.         On August 19, 2003, Tschopp, Whitcomb & Orr, P.A., then known as Parks, Tschopp, Whitcomb & Orr, P.A. (the "Predecessor Accountant") resigned as the independent auditing firm for Bellacasa Productions, Inc. (the "Company"). The Predecessor Accountant had audited the Company's financial statements for the years ended December 31, 2000 and December 31, 2001 and reviewed the Company's financial statements for the quarter ended March 31, 2002.

            2.         The Company included the audited financial statements in its annual report on Form 10-KSB for the year ended December 31, 2001, which was filed on April 1, 2002 and in an amendment of Form 10-KSB, which was filed on July 16, 2002. The Company also included in its quarterly report on Form 10-QSB,which was filed on July 16, 2002, its unaudited financial statements for the quarter ended March 31, 2002, which had been reviewed by the Predecessor Accountant. The quarterly  reports on Form 10-QSB for the period ended June 30, 2002 and subsequent periods and the annual reports for the year ended December 31, 2002 and 2003 have not been filed by the Company.

            3.         On October 27, 2004, the Company appointed Michael F. Cronin, CPA. (the "Successor Accountant") as the independent accountant to audit the financial statements of the Company for the years ended December 31, 2002 and December 31, 2003. The Board of Directors approved the appointment of Michael F. Cronin, CPA on October 27, 2004.

            4.         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2001 and 2000, and up until the resignation of the Predecessor Accountant on August 19, 2003, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Predecessor Accountant would have caused that firm to make reference to the matter in its report.

            5          The reports of the Predecessor Accountant on the Company's financial statements for the Company's two most recent fiscal years prior to their resignation did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles, except that their report contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

            6.         During the period January 1, 2000 through December 31, 2001 which includes the Company's two most recent fiscal years, for which the Company's financial statements were audited by the Predecessor Accountant and including the subsequent interim periods through October 27, 2004, the date of engagement of the New Accountant, the Company did not consult the New Accountant regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

            7.         A letter from the Predecessor Accountant, Tschopp, Whitcomb & Orr, P.A. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, stating that it agrees with the disclosures made by the Company in this Report on Form 8-K (with respect to the information provided concerning the firm of Tschopp, Whitcomb & Orr, P.A.)  has been filed as an exhibit to this Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

2.1	Stock Purchase Agreement, without schedules, dated November 16 , 2004, between Bellacasa Productions, Inc. and Aquamer, Inc.
10.1	Agreement dated May 28, 2004, between Bellacasa Productions, Inc. and Frank LaLoggia transferring screenplay rights.
16.1	Letter from Tschopp, Whitcomb & Orr, P.A. (formerly Parks, Tschopp, Whitcomb & Orr, P.A.) addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 16, 2004

Bellacasa Productions, Inc.

Registrant

By:	/s/ Richard Gagne

President